Digital Assets	12 Months Ended
Dec. 31, 2025
Digital Assets [Abstract]
DIGITAL ASSETS

NOTE 7 – DIGITAL ASSETS

On July 30, 2025, the Company entered into a Warrant to Purchase Tokens agreement with Synthetic Darwin LLC (the “Darwin”), pursuant to which the Company paid a purchase price of $0.5 in exchange for the right to purchase up to 200,000,000 tokens (the “Warrant Tokens”) at escalating exercise prices ranging from $0.02 to $0.50 per token. The warrant is exercisable in four tranches of 50,000,000 tokens each over a twelve-month period and expires one year from the issue date. The warrant may be exercised for cash, by issuance of the Company’s common stock, by net exercise, or through other agreed forms of payment.

Tokens issued upon exercise are subject to a six-month transfer restriction, subject to certain parity protections. The agreement also provides anti-dilution style protections, including entitlement to a pro rata portion of future token issuances, forks, or increases in total token supply.

At the time of initial acquisition in July 2025, the Company exercised a warrant to acquire 50 million tokens in exchange for the issuance of 147,710 shares of common stock of the Company at a total exercise price of $1,000 thousands. In addition, on October 8, 2025, the Company exercised the second tranche and issued 375,000 shares of common stock of the Company to acquire another 50 million tokens at a total exercise price of $3,360 thousands.

Darwin is a blockchain-based digital token issued and recorded on a distributed ledger. The token may be transferable and trade at market-determined prices on digital asset platforms. The token does not represent an equity interest or contractual claim to assets or cash flows of the Darwin.

The Company accounts for the warrant and the underlying tokens based on their economic substance. The tokens acquired upon exercise represent rights to receive services within a blockchain-based ecosystem but do not represent a contractual claim to cash flows or equity interests. Accordingly, the Company has concluded that the tokens are not within the scope of ASC 350-60 since they do not represent crypto assets within the scope of that guidance, but rather rights to future services, and are recognized upon acquisition as indefinite-lived intangible assets. The tokens are initially measured at the fair value of the consideration transferred, including the fair value of equity instruments issued in accordance with the contractual pricing mechanism. Because the related services are not yet available, the tokens are not amortized and are instead evaluated for impairment in accordance with the accounting policy described above. During the year ended December 31, 2025 the Company recorded an impairment loss of $4,344.